SECURITIES AND EXCHANGE COMMISSION

        Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):          May 14, 2003

                                 NORTHEAST BANCORP

(Exact Name of Registrant as Specified in its Charter)

Maine	1-14588	01-0425066
(State or Other Jurisdiction Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

158 Court Street, Auburn, Maine	04210
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(207) 777-6411

Item 7.	Financial Statements and Exhibits.
(c)	Exhibits.

Exhibit No.	Description
99.1

Certificate of Principal Executive Officer, dated May, 14, 2003, pursuant to 18 U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 in connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

99.2

Certificate of Principal Financial Officer, dated May 14, 2003, pursuant to 18 U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 in connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

Item 9.   Regulation FD Disclosure.

     On May 14, 2003, Northeast Bancorp (the "Company") filed its Quarterly Report on Form 10-Q for the quarter ended March 31, 2003 ("Form 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the certifications of the Company's chief executive officer, James D. Delamater, and chief financial officer, Robert S. Johnson, were submitted to the Securities and Exchange Commission with the Form 10-Q as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

     These certificates are being furnished herewith solely to accompany the Form 10-Q pursuant to 18 U.S.C. Section 1350 and, in accordance with General Instruction B.2 of Form 8-K, the information in this report (including the exhibits thereto) is furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Further, the information in this report (including the exhibits hereto) is not to be incorporated by reference into any of the Company's filings with the Securities and Exchange Commission, whether filed prior to or after the furnishing of these certificates, regardless of any general or specific incorporation language in such filing.

[Rest of Page Intentionally Blank. Signature on Following Page.]

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NORTHEAST BANCORP
Date: May 14, 2003	By:	/s/ James D. Delamater
James D. Delamater
President and Chief
Executive Officer

EXHIBIT INDEX
Exhibit No.	Description
99.1

Certificate of Principal Executive Officer, dated May 14, 2003, pursuant to 18 U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 in connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

99.2

Certificate of Principal Financial Officer, dated May 14, 2003, pursuant to 18 U.S.C. Section 1350 of the Sarbanes-Oxley Act of 2002 in connection with the Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.